UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2009

THE BANK OF NEW YORK MELLON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52710	13-2614959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Wall Street

New York, New York 10286

(Address of principal executive offices, including ZIP code)

(212) 495-1784

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On August 11, 2009, the Board of Directors of The Bank of New York Mellon Corporation (the “Corporation”) amended the Amended and Restated By-Laws of the Corporation to reflect certain changes, as follows: (1) Sections 4 and 8 of Article Four were amended to revise the levels of officer appointments that require Board approval or confirmation by the Board; (2) Section 1(g) of Article Five was amended to revise the definition of “entire Board of Directors”, and (3) Section 6 of Article Five was amended to delete the provisions requiring the Corporation’s product lines to use certain brand names for the five year period commencing after the merger.

Item 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

(d)	EXHIBITS.

Item No.	Description

3.1	Provisions of Amended and Restated By-Laws of The Bank of New York Mellon Corporation, as amended August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of New York Mellon Corporation

Dated: August 17, 2009	By:	/s/ Arlie R. Nogay
Arlie R. Nogay
Corporate Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
3.1	Provisions of The Bank of New York Mellon Corporation By-Laws as amended August 11, 2009.	Filed herewith